UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 11, 2022

Smith Micro Software, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Corporate Drive Pittsburgh, PA	15237
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (412) 837-5300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SMSI	NASDAQ
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 11, 2022, Smith Micro Software, Inc. (the "Company", "we", "us", "our") entered into a Securities Purchase Agreement ("SPA") with certain accredited investors (the "Investors"), and, pursuant to the SPA, sold to the Investors a new series of senior secured convertible notes (the "Convertible Notes") with an aggregate original principal amount of $15 million and an initial conversion price of $3.35 per share, subject to adjustment as described in the Convertible Notes, and warrants to acquire up to an aggregate amount of 2,238,805 additional shares of the Company’s common stock (the "Warrants" and together with the Notes, the "Notes Offering"). The Warrants are exercisable immediately at an exercise price of $3.35 per share and expire five years from the date of issuance. There is no established public trading market for the Warrants and we do not intend to list the Warrants on any national securities exchange or nationally recognized trading system. The Notes Offering was exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Investors represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The closing of the Note Offering occurred on August 11, 2022.

Additionally, in a concurrent registered direct offering, the Company entered into a Securities Purchase Agreement (the “Additional Purchase Agreement” and together with the SPA, the “Purchase Agreements”) with certain accredited investors to sell an aggregate of 1,132,075 shares (the “Shares”) of the Company’s common stock and warrants to purchase up to an aggregate of 1,132,075 shares of the Company’s common stock (the “Additional Warrants”) at a purchase price of $2.65 per share of Company common stock and associated Additional Warrant (the “Stock Offering” and, together with the Notes Offering, the “Offerings”)). Each Additional Warrant will be exercisable on the sixth month anniversary of the date of its issuance at an exercise price of $2.65 per share and will expire five (5) years from the date it first becomes exercisable. There is no established public trading market for the Additional Warrants and we do not intend to list the Additional Warrants on any national securities exchange or nationally recognized trading system. The issuance of the Shares, the Additional Warrants and the shares of our common stock issuable from time to time upon exercise of the Additional Warrants are being conducted as a registered direct offering pursuant to the Company’s currently effective Registration Statement on Form S-3 (File No. 333-264667), previously filed with and declared effective by the Securities and Exchange Commission, and prospectus supplements thereunder. A copy of the opinion of Buchanan Ingersoll & Rooney, PC relating to the legality of the issuance and sale of the securities in the Stock Offering is attached to this report as Exhibit 5.1.

The Stock Offering is expected to close on or about August 12, 2022 , subject to satisfaction of customary closing conditions.

The aggregate gross proceeds from the Offerings are expected to be $18 million. The Company expects to use the net proceeds from the Offerings to fund operating expenses and for general working capital, fees and expenses.

The Company engaged Roth Capital Partners, LLC and Dawson James Securities, Inc. to serve as financial advisors to the Company in connection with the Offerings.

Purchase Agreements

The Purchase Agreements contain certain representations and warranties, covenants and indemnities customary for similar transactions. The representations, warranties and covenants contained in the SPA were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties.

Convertible Notes

Payment

The Convertible Notes will mature on December 31, 2023. Principal under the Convertible Notes is payable in equal monthly installments beginning on April 1, 2023 and ending on the Maturity Date. Amortization payments are payable, at the Company’s election, in cash or, subject to certain limitations, in shares of common stock valued at the lower of, (i) the conversion price then in effect and (ii) the greater of (A) a 10% discount to the average of the three lowest closing prices of our common stock during the twenty trading day period immediately prior to the date the amortization payment is due or (B) $0.62. Except as specifically permitted by the Convertible Notes, we will not be permitted to prepay any portion of the outstanding principal or accrued and unpaid interest.

Interest

The Convertible Notes will accrue compounding interest at the rate of 6.0% per annum, which will be payable in cash or shares of our common stock at the Company's option, in arrears quarterly in accordance with the terms of the Convertible Notes. Upon the occurrence and during the continuance of an Event of Default (as defined in the Convertible Notes), the Convertible Notes will accrue interest at the rate of 15.0% per annum. See "-Events of Default" below. Upon conversion, holders of the Convertible Notes are also entitled to receive an interest make-whole payment.

Conversion

Each Convertible Note will be convertible, at the option of the applicable noteholder, into shares of our common stock at an initial fixed conversion price of $3.35 per share. The conversion price will be subject to standard adjustments in the event of any stock split, stock dividend, stock combination, recapitalization or other similar transactions.

Limitations

Notwithstanding the foregoing, our ability to settle conversions and make amortization and interest make-whole payments using shares of our common stock is subject to certain limitations set forth in the Convertible Notes, including a limit on the number of shares that may be issued until the time, if any, that the Company’s stockholders have approved the issuance of more than 19.9% of the Company’s outstanding shares of common stock in accordance with Nasdaq listing standards (the “Nasdaq Stockholder Approval”). The Company has agreed to seek stockholder approval of these matters at a meeting to be held no later than June 7, 2023. Further, the Notes contain a beneficial ownership limitation as to each holder of 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon conversion of, or as part of any amortization payment or interest make-whole payment under, the Convertible Notes or Warrants.

Events of Default

The Convertible Notes include certain customary Events of Default, including, among other things, the failure to file and maintain an effective shelf registration statement covering the sale of the noteholder's securities registrable pursuant to the Registration Rights Agreement and Company’s failure to pay any amounts due to holders of the Convertible Notes when due. In connection with an Event of Default, each noteholder will be able to require us to redeem in cash any or all of the noteholder's Convertible Note at a premium as set forth in the Convertible Note.

Covenants

We will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, acquisition and investment transactions, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends, distributions or redemptions, and the transfer of assets, among other matters.

Security Interest

The Convertible Notes are secured by a first priority security interest in substantially all of our assets and of the assets of our domestic subsidiaries, as evidenced by a Guaranty and Security agreement in favor of Iroquois Capital Management, LLC in its capacity as collateral agent (the "Security Agreement").

Registration Rights

The Convertible Notes, the shares of common stock issuable upon conversion of the Convertible Notes (the "Conversion Shares"), and the shares of common stock issuable upon exercise of the Warrants (the "Warrant Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the SPA, the Company and the Investors entered into a Registration Rights Agreement (the "Registration Rights Agreement"), pursuant to which the Company will be required to file a resale registration statement (the "Registration Statement") with the

Securities and Exchange Commission (the "SEC") to register for resale the Conversion Shares and the Warrant Shares promptly following the Closing Date, but in no event later than 30 calendar days after the effective date of the Registration Rights Agreement, and to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement). The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the Registration Statement when required, fails to file or cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement.

The foregoing is only a summary of the material terms of the Purchase Agreements, the Convertible Notes, the Warrants, the Additional Warrants, the Security Agreement, the Registration Rights Agreement, and the other transaction documents, and does not purport to be a complete description of the rights and obligations of the parties thereunder. The summary of the forms of Purchase Agreements, Convertible Notes, Warrants, Security Agreement, and Registration Rights Agreement is qualified in its entirety by reference to the forms of such agreements, which are filed as exhibits to this Current Report and are incorporated by reference herein.

The foregoing summary and the exhibits hereto also are not intended to modify or supplement any disclosures about us in our reports filed with the SEC. In particular, the agreements and the related summary are not intended to be, and should not be relied upon, as disclosures regarding any facts and circumstances relating to the Company or any of its subsidiaries or affiliates. The agreements contain representations and warranties by us, which were made only for purposes of that agreements and as of specified dates. The representations, warranties and covenants in the agreements were made solely for the benefit of the parties to the agreements; may be subject to limitations agreed upon by the contracting parties, including being subject to confidential disclosures that may modify, qualify or create exceptions to such representations and warranties; may be made for the purposes of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Purchase Agreements are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. In addition, information concerning the subject matter of the representations, warranties and covenants may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 1.02 Termination of Material Definitive Agreement

In connection with the financing transaction described in Item 1.01, on August 11, 2022, the Company terminated its Credit Agreement with Wells Fargo Bank, National Association (“Wells Fargo”), dated as of March 31, 2022 (the “Wells Fargo Facility”). Under the Wells Fargo Facility, the Company (along with its wholly-owned subsidiary, Smith Micro Software LLC) could borrow up to $7 million under a revolving line of credit, of which up to $500,000 was available for letters of credit. Any outstanding amounts under the Wells Fargo Facility bore interest at a variable rate equal to a secured overnight financing rate plus 2%. The Wells Fargo Facility was secured by a security interest granted to Wells Fargo in substantially all of the assets of the Company and Smith Micro Software LLC. Upon termination of the Wells Credit Facility the security interest and related agreements were terminated. The Company did not incur any early termination penalties in connection with the termination of the Wells Credit Facility.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report to the extent required.

Item 3.02 Unregistered Sales of Equity Securities

The matters described in Section 1.01 of this Current Report on Form 8-K related to the Notes Offering are incorporated herein by reference. In connection with the issuance of the securities in the Notes Offering described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder for transactions not involving a public offering.

Item 8.01. Other Events.

On August 11, 2022, the Company issued a press release announcing the Offerings. A copy of the press release is attached as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
4.1	Form of Warrant
4.2	Form of Additional Warrant
5.1	Opinion of Buchanan Ingersoll & Rooney, PC
10.1	Form of Securities Purchase Agreement (Notes)*
10.2	Form of Senior Secured Convertible Note
10.3	Form of Registration Rights Agreement
10.4	Form of Guaranty and Security Agreement*
10.5	Form of Securities Purchase Agreement (Common Stock)*
10.6	Form of Lock-Up Agreement
10.7	Form of Voting Agreement
23.1	Consent of Buchanan Ingersoll & Rooney, PC (included in Exhibit 5.1)
99.1	Press Release dated August 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC. Exhibits A through F to Exhibit 10.1 above are attached as Exhibits 10.2, 4.1, 10.3, 10.6, 10.7 and 10.4 above, respectively.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: August 11, 2022	By:	/s/ James M. Kempton
James M. Kempton
Vice President and Chief Financial Officer